UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2019

HOOKER FURNITURE CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-25349	54-0251350
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

440 East Commonwealth Boulevard,
Martinsville, Virginia	24112	(276) 632-2133
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	HOFT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 12, 2019, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Hooker Furniture Corporation (the “Company”) approved an amendment to the Company’s Supplemental Retirement Income Plan (the “SRIP”) to calculate the retirement benefit for Paul B. Toms, Jr., the Company’s Chief Executive Officer, based on his Final Average Monthly Earnings (as defined in the SRIP) as of February 2, 2020, the last day of the Company’s current fiscal year. This agreement is contingent on Mr. Toms fulfilling his commitment to remain with the Company until a future retirement date mutually agreed on by Mr. Toms and the Board.

The effect of the amendment is to freeze the value of Mr. Toms’ retirement benefit as of February 2, 2020, regardless of when he actually retires. Upon Mr. Toms’ retirement, payments to him will be determined based on the sixty months of compensation immediately preceding February 2, 2020, rather than his actual compensation received in the sixty months preceding his retirement. The annual frozen payment amount under the SRIP payable to Mr. Toms is $320,290 per year.

The foregoing description is qualified in its entirety by the First Amendment to the 2010 Amended and Restated Hooker Furniture Corporation Supplemental Retirement Income Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits

Exhibit 10.1.	First Amendment to the 2010 Amended and Restated Hooker Furniture Corporation Supplemental Retirement Income Plan*

*Filed herewith

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOOKER FURNITURE CORPORATION

By:     /s/ Paul A. Huckfeldt

Paul A. Huckfeldt

Chief Financial Officer and

Senior Vice-President – Finance and Accounting

Date: November 15, 2019